Note 8 - Federal Income Tax	11 Months Ended
Jul. 31, 2013
Notes
Note 8 - Federal Income Tax:

Note 8 - Federal income tax:

No provision was made for federal income tax, since the Company had a significant net operating loss. Net operating loss carryforwards may be used to reduce taxable income through the year 2033. The availability of the Company’s net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company’s stock, unless the same or similar business is carried on. The net operating loss carryforward for federal and state income tax purposes was approximately $475,870 for the six months ended February 28, 2013.  The Company has net operating losses carried forward of approximately $4,087,300 for tax purposes which will expire in 2028 through 2033 if not utilized.

No provision was made for federal income tax, since the Company had an operating loss and has accumulated net operating loss carryforwards.  .